NMF Form N-SAR 7/31/14
Item No. 77.O - RULE 10f-3 AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS

Adviser/Sub-Adviser  HighMark Capital Management, Inc
Nationwide Fund Nationwide HighMark Balanced FundIssuer  Direct TV 4.45% April 1, 2024
Underwriter/Affiliated Participant Underwriter Barclays Capital Inc./
Mitsubishi UFJ Securities (USA), Inc.
Citigroup Global Markets Inc., Goldman, Sachs & Co., UBS Securities LLC,
BBVA Securities Inc., Credit Agricole Securities (USA) Inc.,
Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc.,
J.P. Morgan Securities LLC, Lloyds Securities Inc.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Mizuho Securities USA Inc., Morgan Stanley & Co. LLC,
RBC Capital Markets, LLC, RBS Securities Inc.,
Santander Investment Securities Inc., SMBC Nikko Securities America, Inc.,
U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC
Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount
$125,000/$1,250,000,000
Commission or % of Offering
0.45%
Purchase Date 3/17/2014

Adviser/Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Balanced Fund
Issuer Actavis Funding 2.45% June 15, 2019
Underwriter/Affiliated Participant Underwriter
Bank of America Merrill Lynch/Bank of America Merrill Lynch,
HSBC Securities, Mitsubishi UFJ Securities USA Inc.,
Mizuho Securities USA Inc., RBS Securities Corp,
SMBC Nikko Securities America Inc., Wells Fargo Securities LLC,
Banco Santander (US), Barclays Capital, Deutsche Bank (US),
DNB Capital LLC, Lloyds Capital Markets, TD Securities,
US Bancorp Investments Inc.
Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount
$110,000/$500,000,000
Commission or % of Offering 144A security
Purchase Date 6/10/2014

Adviser/Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund   Nationwide HighMark Balanced Fund
Issuer Cimarex Energy 4.375% June 1, 2024
Underwriter/Affiliated Participant Underwriter
Wells Fargo Securities/Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc.,
U.S. Bancorp Investments, Inc., BB&T Capital Markets,
BBVA Securities Inc., BOSC, Inc., Capital One Securities, Inc.,
CIBC, Comerica Securities, Goldman, Sachs & Co.,
ING, KeyBanc Capital Markets, Santander
Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount
$75,000/$750,000,000
Commission or % of Offering 1.00%
Purchase Date 5/20/2014

Adviser/Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund   Nationwide HighMark Balanced Fund
Issuer Citigroup Inc. 3.75% June 16, 2024
Underwriter/Affiliated Participant Underwriter
Citigroup Global/Barclays Capital Inc.,
BNP Paribas Securities Corp., Deutsche Bank Securities Inc.,
HSBC Securities (USA) Inc., Nomura Securities International, Inc.,
SG Americas Securities, LLC, Wells Fargo Securities, LLC,
ANZ Securities, Inc., BBVA Securities Inc.,
Drexel Hamilton, LLC, Great Pacific Securities,
ING Financial Markets LLC, Loop Capital Markets LLC,
MFR Securities, Inc., Mitsubishi UFJ Securities (USA), Inc.,
nabSecurities, LLC, RB International Markets (USA) LLC,
RBC Capital Markets, LLC, Scotia Capital (US) Inc.,
Skandinaviska Enskilda Banken AB (publ), SMBC Nikko Securities America, Inc.,
TD Securities (USA) LLC, The Huntington Investment Company,
The Williams Capital Group, L.P.
 Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount
$95,000/$1,250,000,000
Commission or % of Offering 0.425%
Purchase Date 6/9/2014

Adviser/Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund   Nationwide HighMark Balanced Fund
Issuer ERP Operating Limited Partnership 2.375% June 1, 2019Underwriter/Affiliated Participant
Underwriter
UBS Securities/Deutsche Bank Securities Inc.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
UBS Securities LLC, J.P. Morgan Securities LLC,
Wells Fargo Securities, LLC, Jeffries LLC,
SunTrust Robinson Humphrey, Inc., U.S. Bancorp Investments, Inc.,
BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities (USA), Inc.,
Regions Securities, BB&T Capital Markets,
BBVA Securities Inc., Fifth Third Securities, Inc.,
Mizuho Securities USA Inc. SMBC Nikko Securities America, Inc
Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount
$60,000/$450,000,000
Commission or % of Offering 0.60%
Purchase Date 6/16/2014

Adviser/Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Bond Fund
Issuer Direct TV 4.45% April 1, 2024
Underwriter/Affiliated Participant Underwriter
Barclays Capital Inc./Mitsubishi UFJ Securities (USA), Inc./
Barclays Capital Inc., Citigroup Global Markets Inc.,
Goldman, Sachs & Co.,UBS Securities LLC, BBVA Securities Inc.,
Credit Agricole Securities (USA) Inc., Credit Suisse Securities (USA) LLC,
Deutsche Bank Securities Inc., J.P. Morgan Securities LLC,
Lloyds Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc.,
Morgan Stanley & Co. LLC, RBC Capital Markets, LLC,
RBS Securities Inc., Santander Investment Securities Inc.,
SMBC Nikko Securities America, Inc., U.S. Bancorp Investments, Inc.,
Wells Fargo Securities, LLC
Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount
$3,500,000/$1,250,000,000
Commission or % of Offering 0.45%
Purchase Date 3/17/2014

Adviser/Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund  Nationwide HighMark Bond Fund
Issuer  Enterprise Products Operating 3.9% February 15, 2024Underwriter/Affiliated Participant Underwriter
Citigroup Global Markets Inc./Barclays Capital Inc.,
Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc.,
Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc.,
RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc.,
DNB Markets, Inc., RBS Securities Inc.,
Scotia Capital (USA) Inc., U.S. Bancorp Investments, Inc.,
BBVA Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
SMBC Nikko Securities America, Inc., UBS Securities LLC,
Wells Fargo Securities, LLC
Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount
$1,200,000/$850,000,000
Commission or % of Offering 0.65%
Purchase Date 2/5/2014

Adviser/Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Bond Fund
Issuer Actavis Funding 2.45% June 15, 2019
Underwriter/Affiliated Participant Underwriter
Citigroup Global Markets Inc./  Bank of America Merrill Lynch/
Bank of America Merrill Lynch, HSBC Securities,
Mitsubishi UFJ Securities USA Inc., Mizuho Securities USA Inc.,
RBS Securities Corp, SMBC Nikko Securities America Inc.,
Wells Fargo Securities LLC, Banco Santander (US),
Barclays Capital, Deutsche Bank (US),
DNB Capital LLC, Lloyds Capital Markets,
TD Securities, US Bancorp Investments Inc.
Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount
$2,890,000/$500,000,000
Commission or % of Offering 144A security
Purchase Date 6/10/2014

Adviser/Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund  Nationwide HighMark Bond Fund
Issuer Cimarex Energy 4.375% June 1, 2024
Underwriter/Affiliated Participant Underwriter
Wells Fargo Securities, LLC/Deutsche Bank Securities Inc.,
J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc.,
U.S. Bancorp Investments, Inc., BB&T Capital Markets,
a division of BB&T Securities, LLC, BBVA Securities Inc,
BOSC, Inc., Capital One Securities, Inc.,
CIBC World Markets Corp., Comerica Securities, Inc.,
Goldman, Sachs & Co., ING Financial Markets LLC,
KeyBanc Capital Markets Inc., Santander Investment Securities Inc.
Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount
$1,900,000/$750,000,000
Commission or % of Offering 1.00%
Purchase Date 5/20/2014

Adviser/Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Bond Fund
Issuer Citigroup Inc. 3.75% June 16, 2024Underwriter/Affiliated Participant Underwriter
Citigroup Global Markets Inc./Barclays Capital Inc.,
BNP Paribas Securities Corp., Deutsche Bank Securities Inc.,
HSBC Securities (USA) Inc., Nomura Securities International, Inc.,
SG Americas Securities, LLC, Wells Fargo Securities, LLC,
ANZ Securities, Inc., BBVA Securities Inc.,
Drexel Hamilton, LLC, Great Pacific Securities,
ING Financial Markets LLC, Loop Capital Markets LLC,
MFR Securities, Inc., Mitsubishi UFJ Securities (USA), Inc.,
nabSecurities, LLC RB International Markets (USA) LLC,
RBC Capital Markets, LLC, Scotia Capital (US) Inc.,
Skandinaviska Enskilda Banken AB (publ),
SMBC Nikko Securities America, Inc., TD Securities (USA) LLC,
The Huntington Investment Company, The Williams Capital Group, L.P.
Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount
$2,400,000/$1,250,000,000
Commission or % of Offering 0.425%
Purchase Date 6/9/2014

Adviser/Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Bond Fund
Issuer ERP Operating Limited Partnership 2.375% June 1, 2019Underwriter/Affiliated Participant Underwriter
UBS Securities/Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner &
Smith Incorporated, UBS Securities LLC,
J.P. Morgan Securities LLC, Wells Fargo Securities, LLC,
Jeffries LLC, SunTrust Robinson Humphrey, Inc.,
U.S. Bancorp Investments, Inc., BNY Mellon Capital Markets, LLC,
Mitsubishi UFJ Securities (USA), Inc., Regions Securities,
BB&T Capital Markets, BBVA Securities Inc.,
Fifth Third Securities, Inc., Mizuho Securities USA Inc.
SMBC Nikko Securities America, Inc.
Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount
$1,250,000/$450,000,000
Commission or % of Offering 0.60%
Purchase Date 6/16/2014

Adviser/Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund  Nationwide HighMark Bond Fund
Issuer  ERP Operating Limited Partnership 2.375% June 1, 2019Underwriter/Affiliated Participant Underwriter
UBS Securities/Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner &
Smith Incorporated, UBS Securities LLC,
J.P. Morgan Securities LLC, Wells Fargo Securities, LLC,
Jeffries LLC, SunTrust Robinson Humphrey, Inc.,
U.S. Bancorp Investments, Inc., BNY Mellon Capital Markets, LLC,
Mitsubishi UFJ Securities (USA), Inc., Regions Securities,
BB&T Capital Markets, BBVA Securities Inc.,
Fifth Third Securities, Inc., Mizuho Securities USA Inc.
SMBC Nikko Securities America, Inc.
Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount
$1,250,000/$450,000,000
Commission or % of Offering 0.60%
Purchase Date 6/16/2014

Adviser/Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Short Term Bond Fund
Issuer McKesson 1.292% March 2017
Underwriter/Affiliated Participant Underwriter
Goldman Sachs & Co/Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Mitsubishi UFJ Securities (USA), Inc., Scotia Capital (USA) Inc.,
Wells Fargo Securities, LLC, Fifth Third Securities, Inc.,
PNC Capital Markets LLC, Rabo Securities USA, Inc.,
HSBC Securities (USA) Inc., Lloyds Securities Inc.,
TD Securities (USA) LLC, U.S. Bancorp Investments, Inc.
Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount
$1,715,000/$700,000,000
Commission or % of Offering 0.45%
Purchase Date 3/5/2014

Adviser/Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Short Term Bond Fund
Issuer Verizon June 19, 2017 Floating Rate Note
Underwriter/Affiliated Participant Underwriter
Goldman Sachs & Co/Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Mitsubishi UFJ Securities (USA), Inc., Scotia Capital (USA) Inc.,
Wells Fargo Securities, LLC, Fifth Third Securities, Inc.,
PNC Capital Markets LLC, Rabo Securities USA, Inc.,
HSBC Securities (USA) Inc., Lloyds Securities Inc.,
TD Securities (USA) LLC, U.S. Bancorp Investments, Inc.
Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount
$3,500,000/$500,000,000
Commission or % of Offering 0.35%
Purchase Date 3/10/2014

Adviser/Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Short Term Bond Fund
Issuer Whirlpool Corporation 1.35% March 1, 2017
Underwriter/Affiliated Participant Underwriter
J.P. Morgan Securities LLC/Mitsubishi UFJ Securities (USA), Inc.,
RBS Securities Inc., BNP Paribas Securities Corp.,
Citigroup Global Markets Inc., ING Financial Markets LLC,
Mitsubishi UFJ Securities (USA), Inc., Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Wells Fargo Securities, LLC
Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount
$1,250,000/$250,000,000
Commission or % of Offering 0.25%
Purchase Date 2/20/2014

Adviser/Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Short Term Bond Fund
Issuer Johnson Controls, Inc. 1.4% November 2, 2017 Floating Rate Notes
Underwriter/Affiliated Participant Underwriter
Merrill Lynch/Goldman, Sachs & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Barclays Capital Inc., Citigroup Global Markets Inc.,
Wells Fargo Securities, LLC, ING Financial Markets LLC,
J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc.,
TD Securities (USA) LLC, U.S. Bancorp Investments, Inc.,
Banca IMI S.p.A, Commerz Markets LLC,
Credit Agricole Securities (USA) Inc., Danske Markets Inc.,
Morgan Stanley & Co. LLC, RBS Securities Inc.,
Sandler O'Neill & Partners, L.P., Standard Chartered Bank,
UniCredit Capital Markets LLC
Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount
$1,800,000/$300,000,000
Commission or % of Offering 0.45%
Purchase Date 6/10/2014

Adviser/Sub-Adviser HighMark Capital Management, Inc.
Nationwide Fund Nationwide HighMark Short Term Bond Fund
Issuer L-3 Communications Corporation 1.5% May 28, 2017 - Floating Rate Note
Underwriter/Affiliated Participant Underwriter
Merrill Lynch, Pierce, Fenner & Smith Incorporated,/
Barclays Capital Inc., SunTrust Robinson Humphrey, Inc.,
Deutsche Bank Securities, Inc., Mitsubishi UFJ Securities (USA), Inc.,
Scotia Capital (USA) Inc., U.S. Bancorp Investments, Inc.,
Wells Fargo Securities, LLC, ANZ Securities, Inc.,
BNY Mellon Capital Markets, LLC, HSBC Securities (USA) Inc.,
SMBC Nikko Securities America, Inc., BB&T Capital Markets
Comerica Securities, Inc.
Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount
$850,000/$350,000,000
Commission or % of Offering 0.45%
Purchase Date 5/13/2014
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